Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PFM Multi-Manager Series Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the PFM Multi-Manager Series Trust for the period ended March 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PFM Multi-Manager Series Trust for the stated period.

/s/ Valentine James Link, Jr.		/s/ Daniel Hess
Valentine James Link, Jr.		Daniel Hess
President (Principal Executive Officer) of PFM Multi-Manager Series Trust		Treasurer (Principal Financial Officer) of PFM Multi-Manager Series Trust

Dated:	June 4, 2024	Dated:	June 4, 2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the PFM Multi-Manager Series Trust for purposes of Section 18 of the Securities Exchange Act of 1934.